PYXIS FUNDS II

Supplement dated November 8, 2012 to the Summary Prospectus for

Pyxis Money Market Fund II and the Pyxis Funds II Prospectus and Statement of Additional Information,

each dated February 1, 2012, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information.

On October 25, 2012, the Board of Trustees of Pyxis Funds II, on behalf of Pyxis Money Market Fund II, a series of Pyxis Funds II (the “Fund”), upon the recommendation of the Fund’s adviser, Pyxis Capital, L.P., approved a plan to liquidate the Fund, such liquidation to take place on or about December 21, 2012 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. Such redemptions will not be subject to any sales charges including contingent deferred sales charges. It is expected that, on or about December 21, 2012, the cash proceeds of the liquidation will either be distributed to shareholders of the Fund at $1.00 per share in a complete redemption of their shares or, for investors that hold shares of the Fund through a Pyxis Funds Individual Retirement Account, reinvested in an equivalent amount of shares at $1.00 per share in the Pyxis Money Market Fund (Bedford Shares of the Money Market Portfolio of the RBB Fund, Inc.). For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be considered a taxable event like any other redemption of shares. However, given the Fund’s constant net asset value of $1.00 per share, this redemption is generally not expected to result in a gain or loss to the shareholder for federal income tax purposes. In addition, the Fund may make one or more distributions of income to shareholders on or prior to the Liquidation Date in order to eliminate Fund-level taxes. These distributions generally will be taxable to shareholders as ordinary income. The Fund does not expect to realize and therefore does not expect to distribute any capital gains. Shareholders should consult with their tax advisors for more information about the tax consequences to them of the Fund’s liquidation, including any state, local, foreign or other tax consequences.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “Redemption of Shares” beginning on page 112 of the Prospectus, as supplemented. Shareholders may also exchange their shares, subject to minimum investment account requirements and other restrictions on exchanges as described under “Exchange of Shares” on page 116 of the Prospectus, as supplemented. Any such redemption or exchange of Fund shares for shares of another fund will generally be considered a taxable event for federal income tax purposes. However, to the extent the Fund maintains a net asset value of $1.00 per share, any such redemption or exchange generally will not result in gain or loss to shareholders for federal income tax purposes. Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the Liquidation and the distribution of such shareholders’ redemption proceeds.

The Fund is closed to new investors and existing investors, including shareholders who hold an account directly with the Fund and those shareholders who invest in the Fund through a financial intermediary account, a financial platform, defined contribution, defined benefit or asset allocation program (collectively, “financial intermediaries”), and shareholders who invest through automatic investment plans. In addition, exchanges into the Fund are not permitted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.